PREPAID EXPENSES AND OTHER CURRENT ASSETS - Summary of prepaid expenses and other current assets (Detail) ¥ in Thousands, $ in Thousands		Dec. 31, 2019 CNY (¥)	Dec. 31, 2019 USD ($)	Dec. 31, 2018 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Prepaid other service fees	[1]	¥ 112,939		¥ 19,007
contracts Cost	[2]	64,805		0
Receivables from brokers	[3]	43,993		0
Receivables from third party payment platform	[4]	26,570		24,352
Others		9,366		3,738
Staff advance		3,809		1,744
Total		¥ 261,482	$ 37,559	¥ 48,841

[1]	Prepaid other service fees consist of prepayment of advertising fees and cloud server hosting fees. The prepayments of advertising fees and cloud server hosting fees are generally short-term in nature and are amortized over the related service period.
[2]	Contract cost mainly includes sales commissions to sales personnel and third-party agents which the Group started in July 2019 as described in Note 2.
[3]	Amount represents receivable from broker related to employee’s stock option exercises related to employees’ tax obligations. In December 2019, certain employees exercised their stock options for which the Company paid the relevant employee’s tax obligations on their behalf to the appropriate taxing authorities. To settle the employees’ obligations with the Company, the Company’s broker withheld some of the employees’ shares and subsequently sold them in the open market at fair value. The receivable represents the cash received from the broker related to the above transaction.
[4]	Receivables from third party payment platform consist of cash that has been received from course participants but held by the third-party payment platform. The Group subsequently collected the full balance from the third-party payment platform.